UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 9, 2017

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard,

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

Bojangles’, Inc. (the “Company”) is scheduled to present at the ICR Conference 2017 at the Grand Lakes Resort in Orlando, FL on January 10, 2017 at 2:30 p.m. Eastern Standard Time. The presentation will be webcast live and later archived on the Investors section of the Company’s website at www.bojangles.com.

Pursuant to Regulation FD, the Company hereby furnishes the presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference. A related press release announcing the Company’s participation in the conference was previously issued.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1    Bojangles’, Inc. Presentation Materials, dated January 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bojangles’, Inc.

January 9, 2017	By:	/s/ M. John Jordan
M. John Jordan
Senior Vice President of Finance, Chief Financial Officer and Treasurer